                                                                    Exhibit 10.2

                                                               Execution Version

                                 March 14, 2006

Cedar Fair, L.P.
Knott's Berry Farm
One Cedar Point Drive
Sandusky, Ohio 44871
Attn: Corporate Vice President - Finance

     RE: MODIFICATION LETTER TO 1994/2004 SHELF AGREEMENTS OF CEDAR FAIR, L.P.

Ladies and Gentlemen:

     Reference is made to (i) that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 7, 2004 (as amended, modified and supplemented prior to the date hereof, the "2004 Shelf Agreement") among Cedar Fair, L.P., a Delaware limited partnership (the "Company"), and Knott's Berry Farm, a California general partnership ("Knott's Berry Farm"; the Company and Knott's Berry Farm are hereinafter collectively referred to as the "Co-Issuers" and individually referred to as a "Co-Issuer"), on the one hand, and Prudential Investment Management, Inc., The Prudential Insurance Company of America ("PICA"), Hartford Life Insurance Company, Medica Health Plan and each Prudential Affiliate which is or which becomes a party to the 2004 Shelf Agreement, on the other hand and (ii) that certain Private Shelf Agreement, dated as of August 24, 1994 (as amended, modified and supplemented prior to the date hereof, the "1994 Shelf Agreement"; and, collectively with the 2004 Shelf Agreement, the "Shelf Agreements"), between the Company and PICA. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Shelf Agreements (as hereby amended).

     Pursuant to the request of the Co-Issuers and in accordance with the provisions of paragraph 11C of the Shelf Agreements, the parties hereto agree as follows:

     SECTION 1. AMENDMENT. From and after the date this letter becomes effective in accordance with its terms, each Shelf Agreement is amended as follows:

     1.1 Paragraph 5A of each Shelf Agreement is amended by inserting ", 6E" after the reference to "6C" in the penultimate paragraph of 5A in each Shelf Agreement.

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     1.2 Paragraph 5 of each Shelf Agreement is amended by adding a new
Paragraph 5L after Paragraph 5K of each Shelf Agreement to read as follows:

          "5L. EXCESS LEVERAGE FEE. In addition to interest accruing on the Notes, the Co-Issuers hereby agree to pay to the holder of each Note a fee (the "LEVERAGE FEE") with respect to each fiscal quarter of the Company (commencing with the fiscal quarter ending June 30, 2006), on the last day of which the ratio of Consolidated Debt to Consolidated EBITDA exceeds 3.25 to 1.00. The amount of the Leverage Fee, if any, with respect to each Note shall be a dollar amount equal to the product obtained by multiplying (a) the Fee Factor as set forth in the table below opposite the applicable ratio of Consolidated Debt to Consolidated EBITDA as of the last day of such fiscal quarter by (b) the Weighted Dollar Average (as defined below) of the outstanding principal balance of such Note during such fiscal quarter.

CONSOLIDATED DEBT / EBITDA   FEE FACTOR
--------------------------   ----------
       3.26x - 3.30x          0.000125
       3.31x - 3.40x          0.00025
       3.41x - 3.50x          0.000375
       > 3.50x                0.000625

          The Leverage Fee for any fiscal quarter shall otherwise be calculated on the same basis as interest on the Notes is calculated and shall be payable in arrears on the 60th day after the end of such fiscal quarter. The consequences for the failure to pay the Leverage Fee when due shall be governed by paragraph 7A(ii) of this Agreement treating the Leverage Fee, solely for such purposes, as interest. The payment of a Leverage Fee shall not constitute a waiver of any Default or Event of Default. As used in this paragraph, "Weighted Dollar Average" shall mean, with respect to any Note, during any fiscal quarter of the Company, a dollar amount determined by adding together the daily outstanding principal balance of such Note during such fiscal quarter and dividing the amount thus obtained by the total number of days during such fiscal quarter."

     1.3 Paragraph 6A(2) is amended by deleting the existing paragraph 6A(2) in its entirety and replacing it with a new paragraph 6A(2) to read as follows:

          "6A(2). DEBT. Create, incur, assume, guarantee, suffer to exist, or otherwise be or become directly or indirectly liable for, any Funded or Current Debt, except

          (i) Funded Debt of the Company represented by the Notes,

          (ii) Funded or Current Debt of any Subsidiary to the Company,

          (iii) Funded or Current Debt of any Subsidiary to any other Subsidiary, provided that no Subsidiary shall become liable for or suffer to exist any Debt permitted by this clause (iii) unless the Subsidiary to which such Debt is owed shall be free from any Debt to any Person other than the Company, and

          (iv) other Debt of the Company or any Subsidiary; provided that Priority Debt shall at no time exceed 20% of Consolidated Owners Equity (notwithstanding the foregoing, the basket in this subclause (iv) shall not be used to secure the lender(s) under the Credit Agreement (or any credit facility which replaces the Credit Agreement) and if such other Debt is Funded Indebtedness, at the time of the creation, issuance, assumption, guaranty or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof, (1) the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated Operating Cash Flow for the immediately preceding four fiscal quarter period shall not exceed 3.25 to
     1.00 and (2) no Default or Event of Default exists or will exist after giving effect thereto;

          The renewal, extension or refunding of any Funded Indebtedness, issued, incurred or outstanding pursuant to paragraph 6A(2) shall constitute the issuance of additional Funded Indebtedness which is, in turn, subject to the limitations of the applicable provisions of this paragraph 6A(2).

          For purposes of clause (iv) of this paragraph 6A(2), the following terms shall have the meanings specified with respect thereto below.

                    "CAPITALIZED LEASE" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

                    "CAPITALIZED RENTALS" of any Person means as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

                    "CONSOLIDATED FUNDED INDEBTEDNESS" means, without duplication, (a) all Funded Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items and (b) all Current Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items measured at the lowest aggregate principal amount of Current Indebtedness outstanding during any period of 10 consecutive days within the 365 days immediately preceding the date of any determination hereunder.

                    "CONSOLIDATED INTEREST EXPENSE" means all Interest Expense of the Company and its Subsidiaries for any period after eliminating intercompany items.

                    "CONSOLIDATED NET EARNINGS" means, with reference to any period and without duplication, the net earnings (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating (a) extraordinary gains and losses and (b) net earnings of any business entity (other than a Subsidiary) in which the Company or any of its

          Subsidiaries has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions.

                    "CONSOLIDATED OPERATING CASH FLOW" for any period means the total of (a) (i) Consolidated Net Earnings during such period, plus (to the extent deducted in determining Consolidated Net Earnings),
          (ii) all provisions for any federal, state or local income taxes made by the Company and its Subsidiaries during such period, plus all provisions for depreciation and amortization (other than amortization of debt discount) made by the Company and its Subsidiaries during such period, plus Consolidated Interest Expense during such period, plus other non-recurring (with the understanding that unit option expense shall not constitute a recurring event) non-cash losses and charges minus (b)(i) gains on sales of assets (excluding sales in the ordinary course of business) and (ii) other non-recurring (with the understanding that unit option credits shall not constitute a recurring event) non-cash gains. For purposes of any determination of Consolidated Operating Cash Flow pursuant to Section 6A(2)(iv)(1)(a), the Company may include "consolidated operating cash flow" (determined in a manner consistent with the definition of "Consolidated Operating Cash Flow" contained in this Agreement), on a pro forma basis, which were earned in the immediately preceding four fiscal quarter period by any business entity actually acquired by the Company or any of its Subsidiaries during such period, provided that concurrently with such determination, the Company shall have furnished to the holders of the Notes audited financial statements (if the Company is required pursuant to Regulation S-X to prepare audited financial statements in connection with such acquisition) and other financial information with respect to such business entity demonstrating to the reasonable satisfaction of the Required Holders the basis for the inclusion and computations of such "consolidated operating cash flow".

                    "CURRENT INDEBTEDNESS" of any Person means as of the date of any determination thereof (a) all Indebtedness of such Person for borrowed money other than Funded Indebtedness of such Person, including all Revolver Debt of such Person, and (b) Guaranties by such Person of Current Indebtedness of others.

                    "FUNDED INDEBTEDNESS" of any Person means, without limitation, (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Indebtedness, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Capitalized Rentals of such Person, and (c) all Guaranties by such Person of Funded Indebtedness of others; provided that, notwithstanding the maturity of such Indebtedness, "Funded Indebtedness" shall not include Revolver Debt of such Person but shall include any term debt having a final maturity of one or more than one year regardless of whether such term debt originally constituted, or was converted from, Revolver Debt.

                    "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                         (a) to purchase such Indebtedness or obligation or any
               property constituting security therefore;

                         (b) to advance or supply funds (i) for the purchase or
               payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligations;

                         (c) to lease properties or to purchase properties or
               services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                         (d) otherwise to assure the owner of such Indebtedness
               or obligation against loss in respect thereof.

          In any computation of Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                    "INTEREST EXPENSE" of the Company and its Subsidiaries for any period means all interest (including the interest component on Rentals on Capitalized Leases) and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like Securities) for which such calculations are being made. Computations of Interest Expense on a pro forma basis for Indebtedness having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

                    "RENTALS" means and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by any the Company or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

                    "REVOLVER DEBT" means as of the date of any determination thereof all Indebtedness of a Person under a revolving credit agreement which, by its terms, permits the re-borrowing of amounts re-paid under such agreement, subject to customary requirements.

                    "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act of 1933."

     1.4 Paragraph 6C of each Shelf Agreement is amended by deleting such paragraph 6C and replacing it with a new paragraph 6C to read as follows:

          "6C. CONSOLIDATED EBITDA RATIO. The Company will not at any time permit the ratio of (i) the amount of its Average Consolidated Debt at such time to (ii) its Consolidated EBITDA for the Testing Period most recently ended, to exceed 3.50 to 1.00."

     1.5 Paragraph 6D in each Shelf Agreement is amended by deleting the reference to "$270,000,000" in clause (a) thereof and replacing it with "$350,000,000".

     1.6 Paragraph 6 in each Shelf Agreement is amended by adding a new Paragraph 6E after Paragraph 6D in each Shelf Agreement to read as follows:

          "6E. INTEREST COVERAGE RATIO. The Company will not suffer or permit at any time the Interest Coverage Ratio to be less than 3.50 to 1.00."

     1.7 Paragraph 7A of each Shelf Agreement is amended by inserting ", 5.14, 5.25" after the reference to "5.12" in subclause (xv)(1) of paragraph 7A in each Shelf Agreement.

     1.8 The definitions of "Credit Agreement" and "Intercreditor Agreement" in Paragraph 10B of each Shelf Agreement are amended and restated in their entirety to read as follows:

               "CREDIT AGREEMENT" shall mean that certain Credit Agreement, dated as of March 14, 2006 among the Co-Issuers, Cedar Fair and Magnum Management Corporation, as borrowers, the financial institutions named therein as Banks and KeyBank National Association, as lead arranger and administrative agent, as amended, restated or otherwise modified from time to time.

               "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement, dated as of March 14, 2006, among the agent and the banks party to the Credit Agreement, the purchasers under the 2002 Note Purchase Agreement, the purchasers under the 2003 Note Purchase Agreement and the holders of the Notes, as amended, restated or otherwise modified from time to time.

     1.9 The following new definition(s) are added to Paragraph 10B of each Shelf Agreement in alphabetical order:

               "AVERAGE CONSOLIDATED DEBT" shall mean, on any date of determination, the average of the aggregate amount of Consolidated Debt outstanding as of the last day of each of the most recently completed four fiscal quarters.

               "INTEREST COVERAGE RATIO" shall mean "Interest Coverage Ratio" as defined in the Credit Agreement as in effect on the date hereof and with such modifications to such definition as the Required Holder(s) may consent to in writing. No modification or termination of the Credit Agreement shall affect the continued applicability of the foregoing reference thereto.

               "LEVERAGE FEE" shall have the meaning provided in paragraph 5L.

     SECTION 2. CONDITIONS PRECEDENT. This letter shall become effective as of the date first written above upon (a) the return by the Co-Issuers to Prudential of a counterpart hereof duly executed by the Co-Issuers and the holders of the Notes and consented to by the subsidiaries of the Company listed below and (b) delivery of a fully executed copy of the Credit Agreement in form and substance satisfactory to the Required Holders. The foregoing documentation should be returned to Prudential Capital Group, Two Prudential Plaza, Suite 5600, Chicago, Illinois 60601, Attn: Scott B. Barnett.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Co-Issuer represents and warrants that: (a) each Shelf Agreement, as amended, is the legal, valid and binding obligations of each Co-Issuer, enforceable against each Co-Issuer in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of the remedy of specific performance, (b) each representation and warranty set forth in paragraph 8 of the Shelf Agreements is true and correct as of the date of execution and delivery of this letter by the Co-Issuers with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date) and (c) after giving effect to this letter, no Event of Default or Default exists on the date hereof.

     SECTION 4. REFERENCE TO AND EFFECT ON SHELF AGREEMENTS. Upon the effectiveness of this letter, each reference to either Shelf Agreement in any other document, instrument or agreement shall mean and be a reference to such Shelf Agreement, as modified by this letter. Except as specifically set forth in
Section 1 hereof, each Shelf Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     SECTION 5. GOVERNING LAW. THIS LETTER SHALL BE CONSTURED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR

THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER
JURISDICTION).

     SECTION 6. COUNTERPARTS; SECTION TITLES. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

             The remainder of this page is intentionally left blank.

          SECTION 7. CONFIRMATION OF GUARANTEES. By its signature below, each Subsidiary party to a Guaranty Agreement agrees and consents to the terms and provisions of this letter and agrees that its Guaranty Agreement shall remain in full force and effect after giving effect to this letter.

                                        Very truly yours,

                                        PRUDENTIAL INVESTMENT MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                            Vice President


                                        THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA


                                        By:
                                            ------------------------------------
                                            Vice President


                                        HARTFORD LIFE INSURANCE COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P.
                                            (as Investment Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


                                        By:
                                            ------------------------------------
                                            Vice President


                                        MEDICA HEALTH PLAN

                                        By: Prudential Private Placement
                                            Investors, L.P.
                                            (as Investment Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


                                        By:
                                            ------------------------------------
                                            Vice President

                                        BAYSTATE INVESTMENTS, LLC

                                        By: Prudential Private Placement
                                            Investors, L.P.
                                            (as Investment Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


                                        By:
                                            ------------------------------------
                                            Vice President


                                        SECURITY BENEFIT LIFE INSURANCE
                                        COMPANY, INC.

                                        By: Prudential Private Placement
                                            Investors, L.P.
                                            (as Investment Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


                                        By:
                                            ------------------------------------
                                            Vice President


                                        ING LIFE INSURANCE AND ANNUITY COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P.
                                            (as Investment Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


By:
    ---------------------------------
    Vice President

Agreed and accepted this
14th day of March, 2006

CEDAR FAIR, L.P.

By: Cedar Fair Management Company,
    General Partner


By:
    ---------------------------------
Name: Peter J. Crage
Title: Corporate Vice President,
       Finance


KNOTT'S BERRY FARM

By: Magnum Management Corporation,
    one of its general partners


By:
    ---------------------------------
Name: Peter J. Crage
Title: Corporate Vice President,
       Finance


Consented:

CEDAR FAIR

By: Magnum Management Corporation,
    the Managing General Partner


By:
    ---------------------------------
Name: Peter J. Crage
Title: Corporate Vice President,
       Finance


MAGNUM MANAGEMENT CORPORATION


By:
    ---------------------------------
Name: Peter J. Crage
Title: Corporate Vice President,
       Finance


MICHIGAN'S ADVENTURE, INC.


By:
    ---------------------------------
Name: Peter J. Crage
Title: Corporate Vice President,
       Finance


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